Intangible assets - Goodwill	12 Months Ended
Dec. 31, 2018
Intangible assets - Goodwill
Intangible assets - Goodwill

17.   Intangible assets – Goodwill

The detail of goodwill, based on the cash-generating units giving rise thereto, is as follows:

	Million of euros
	2018	2017	2016

Santander UK	8,307	8,375	8,679
Banco Santander (Brasil)	4,459	4,988	5,769
Santander Bank Polska	2,402	2,473	2,342
Santander Consumer USA	2,102	2,007	3,182
Santander Bank, National Association	1,793	1,712	1,948
Santander Consumer Germany	1,217	1,217	1,217
SAM Investment Holdings Limited	1,173	1,173	—
Santander Portugal	1,040	1,040	1,040
Santander España (*)	1,023	648	371
Banco Santander - Chile	627	676	704
Santander Consumer Nordics	502	518	537
Grupo Financiero Santander (Mexico)	434	413	449
Other companies	387	529	486
Total goodwill	25,466	25,769	26,724

(*)    Includes mainly goodwill arising from purchases of Popular's network and Wizink's card business.

The changes in goodwill were as follows:

	Million of euros
	2018	2017	2016
Balance at beginning of year	25,769	26,724	26,960
Additions (Note 3)	383	1,644	—
Of which:
SAM Investment Holdings Limited	—	1,173	—
Santander España	375	248	—
Impairment losses	—	(899)	(50)
Of which:
Santander Consumer USA	—	(799)	—
Disposals or changes in scope of consolidation	(130)	—	(2)
Exchange differences and other items	(556)	(1,700)	(184)
Balance at end of year	25,466	25,769	26,724

The Group has goodwill generated by cash-generating units located in non-euro currency countries (mainly the UK, Brazil, the United States, Poland, Chile, Norway, Sweden and Mexico) and, therefore, this gives rise to exchange differences on the translation to euros, at closing rates, of the amounts of goodwill denominated in foreign currencies. Accordingly, in 2018 there was an increase in goodwill, mainly due to the purchase of the card businesses from Wizink Bank, S.A. (the increase in 2017 is due to the purchase of Banco Popular Español, S.A.U) and a decrease by EUR 556 million (EUR 1,700 and 184 million in 2017 and 2016) due to exchange differences which, pursuant to current standards, were recognised with a debit to Other comprehensive income - Items that may be reclassified to profit or loss - Exchange differences in other comprehensive income in the consolidated statement of recognised income and expense (see Note 29.d).

At least once per year (or whenever there is any indication of impairment), the Group reviews goodwill for impairment (i.e. a potential reduction in its recoverable value to below its carrying amount). The first step that must be taken in order to perform this analysis is the identification of the cash-generating units, i.e. the Group's smallest identifiable groups of assets that generate cash inflows that are largely independent of the cash inflows from other assets or groups of assets.

The amount to be recovered of each cash-generating unit is determined taking into consideration the carrying amount (including any fair value adjustment arising on the business combination) of all the assets and liabilities of all the independent legal entities composing the cash-generating unit, together with the related goodwill.

The amount to be recovered of the cash-generating unit is compared with its recoverable amount in order to determine whether there is any impairment.

The Group’s directors assess the existence of any indication that might be considered to be evidence of impairment of the cash-generating unit by reviewing information including the following: (i) certain macroeconomic variables that might affect its investments (population data, political situation, economic situation -including banking concentration level-, among others) and (ii) various microeconomic variables comparing the investments of the Group with the financial services industry of the country in which the cash-generating unit carries on most of its business activities (balance sheet composition, total funds under management, results, efficiency ratio, capital adequacy ratio, return on equity, among others).

Regardless of whether there is any indication of impairment, every year the Group calculates the recoverable amount of each cash-generating unit to which goodwill has been allocated and, to this end, it uses price quotations, if available, market references (multiples), internal estimates and appraisals performed by independent experts.

Firstly, the Group determines the recoverable amount by calculating the fair value of each cash-generating unit on the basis of the quoted price of the cash-generating units, if available, and of the Price Earnings Ratio of comparable local entities.

In addition, the Group performs estimates of the recoverable amounts of certain cash-generating units by calculating their value in use using discounted cash flow projections. The main assumptions used in this calculation are: (i) earnings projections based on the financial budgets approved by the Group’s directors which cover between three and five year period (unless a longer time horizon can be justified), (ii) discount rates determined as the cost of capital taking into account the risk-free rate of return plus a risk premium in line with the market and the business in which the units operate and (iii) constant growth rates used in order to extrapolate earnings in perpetuity which do not exceed the long-term average growth rate for the market in which the cash-generating unit in question operates.

The cash flow projections used by Group management to obtain the values in use are based on the financial budgets approved by both local management of the related local units and the Group’s directors. The Group’s budgetary estimation process is common for all the cash-generating units. The local management teams prepare their budgets using the following key assumptions:

a)Microeconomic variables of the cash-generating unit: management takes into consideration the current balance sheet structure, the product mix on offer and the business decisions taken by local management in this regard.

b)Macroeconomic variables: growth is estimated on the basis of the changing environment, taking into consideration expected GDP growth in the unit’s geographical location and forecast trends in interest and exchange rates. These data, which are based on external information sources, are provided by the Group’s economic research service.

c)Past performance variables: in addition, management takes into consideration in the projection the difference (both positive and negative) between the cash-generating unit’s past performance and that of the market.

Following is a detail of the main assumptions used in determining the recoverable amount, at 2018 year-end, of the most significant cash-generating units which were valued using the discounted cash flow method:

			Nominal
	Projected	Discount	perpetual
	period	rate (*)	growth rate

Santander UK	5 years	8.4%	2.5%
Santander Consumer USA	3 years	11.1%	1.5%
Santander Bank, National Association	3 years	10.6%	3.8%
Santander Consumer Germany	5 years	8.5%	2.5%
SAM Investment Holdings Limited	5 years	9.6%	2.5%
Santander Portugal	5 years	9.6%	2.0%
Santander Consumer Nordics	5 years	9.2%	2.5%

(*)    Post-tax discount rate.

Given the degree of uncertainty of these assumptions, the Group performs a sensitivity analysis thereof using reasonable changes in the key assumptions on which the recoverable amount of the cash-generating units is based in order to confirm whether their recoverable amount still exceeds their carrying amount. The sensitivity analysis involved adjusting the discount rate by +/- 50 basis points and the perpetuity growth rate by +/- 50 basis points. Following the sensitivity analysis performed, the value in use of all the cash-generating units still exceeds their recoverable amount, albeit:

-

In the case of Santander Consumer USA, the Group recognised in 2017 a goodwill impairment amounting to EUR 799 million. The mentioned impairment was estimated considering the decrease in the entity’s profit in contrast with the forecasts carried out in the previous years, derived from a change in the long term business strategy.

-

As disclosed in note 1.h, the recent political events as consequence of UK intention to leave the European Union are producing economic volatility that has unfavourably affected the assumptions included in the Santander UK value in use estimate. This value is close to the recoverable amount.

The recoverable amount of Santander Bank Polska (former Bank Zachodni WBK S.A.), Banco Santander - Chile, Grupo Financiero Santander (México) and Banco Santander (Brasil) was calculated as the fair values of the aforementioned cash-generating units obtained from the market prices of their shares at year-end. This value exceeded the recoverable amount.

Based on the above, and in accordance with the estimates, forecasts and sensibility analysis available for the managers of the Bank, during 2018 the Group has not recognised goodwill impairment losses within Impairment losses on other assets (net) - Goodwill and other intangible assets caption (EUR 899 and 50 million during 2017 and 2016, respectively).